                                                                    EXHIBIT 10.4
                                                                    ------------

                     SUPPLEMENT TO STOCK PLEDGE AGREEMENT
                     ------------------------------------

     This SUPPLEMENT TO STOCK PLEDGE AGREEMENT is made as of June 29, 2001, by and between AMERIKING, INC., a Delaware corporation ("AmeriKing"), and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association, as agent (hereinafter, in such capacity, the "Agent") for itself and the other lending institutions (hereinafter, collectively, the "Banks") which are or may become parties to the Credit Agreement (as hereinafter defined).

     WHEREAS, the Borrower, AmeriKing, the Agent and the Banks entered into a Fourth Amended and Restated Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Revolver Credit Agreement") and provided financing in connection with the acquisition of Burger King Restaurants pursuant to the Acquisition Revolving Credit Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Acquisition Credit Agreement" and collectively with the Revolver Credit Agreement, the "Existing Credit Agreements"); and

     WHEREAS, in connection with the Existing Credit Agreements, AmeriKing granted to the Agent, for the benefit of the Banks and the Agent, an Amended and Restated Stock Pledge Agreement dated as of December 24, 1998 (as amended and in effect from time to time, the "Stock Pledge Agreement"); and

     WHEREAS, the parties to the Existing Credit Agreements and National Restaurant Enterprises Holdings, Inc. ("Holdings") agreed to consolidate, amend and restate the Existing Credit Agreements in their entirety by entering into a Consolidated, Amended and Restated Revolving Credit Agreement dated as of the date hereof by and among the Borrower, AmeriKing, Holdings, the Banks and the Agent (as amended and in effect from time to time, the "Credit Agreement"); and

     WHEREAS, it is a condition precedent to the Agent and the Banks entering into the Credit Agreement, and making loans or otherwise extending credit to the Borrower under the Credit Agreement, that AmeriKing execute and deliver to the Agent, for the benefit of the Banks and the Agent, a supplement to the Stock Pledge Agreement in substantially the form hereof; and

     WHEREAS, each of AmeriKing and the Agent wishes to supplement the Stock Pledge Agreement for the benefit of the Agent and the Banks as herein provided, and the Stock Pledge Agreement shall remain in full force and effect as set forth therein and as supplemented hereby; and

     WHEREAS, AmeriKing is expected to receive substantial direct and indirect benefits from the making of loans and other extensions of credit to the Borrower by the Banks pursuant to the Credit Agreement (which benefits are hereby acknowledged);

     NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     1.  References.  The parties hereto acknowledge and agree that (a) each
         ----------
reference to "Loan Documents" in the Stock Pledge Agreement shall be deemed to include each of the "Revolver Loan Documents" as defined in the Credit Agreement, and (b) each reference to the "Credit Agreements" in the Stock Pledge Agreement shall be deemed to be a reference to the Credit Agreement.

     2.  Pledge of Stock.  Holdings shall be one of the "Subsidiaries" under
         ---------------
the Stock Pledge Agreement, and AmeriKing shall be bound by the terms thereof with respect to Holdings. AmeriKing hereby pledges, assigns, grants a security interest in, and delivers to the Agent, all of its shares of capital stock of Holdings other than Voting Stock, as more fully described on Annex A hereto, to
                                                             -------
be held by the Agent, subject to the terms and conditions set forth in the Stock Pledge Agreement.

     3.  Amendment to Annex A.  Annex A of the Stock Pledge Agreement is hereby
         --------------------   -------
amended by deleting Annex A in its entirety and substituting in place thereof
                    -------
the Annex A attached hereto.
    -------

     4.  Counterparts.  This Supplement to Stock Pledge Agreement may be
         ------------
executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     5.  Governing Law.  THIS SUPPLEMENT TO STOCK PLEDGE AGREEMENT SHALL BE
         -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     6.  Effectiveness.  This Supplement to Stock Pledge Agreement shall become
         -------------
effective as of the date hereof upon receipt by the Agent of counterparts of this Supplement to Stock Pledge Agreement duly executed by each of AmeriKing, the Agent and Holdings.

IN WITNESS WHEREOF, intending to be legally bound, AmeriKing and the Agent have caused this Supplement to Stock Pledge Agreement to be executed as of the date first above written.

                                       AMERIKING, INC.



                                       By: /s/ A. Richard Caputo, Jr.
                                           --------------------------
                                           Title: Vice President


                                       FLEET NATIONAL BANK (f/k/a
                                        BankBoston, N.A.), as Agent



                                       By: /s/ James J. O'Brian
                                           --------------------------
                                           Title: Authorized Officer

     The undersigned Subsidiary hereby joins in the above Supplement to the Stock Pledge Agreement and the Stock Pledge Agreement for the sole purpose of consenting to and being bound by the provisions of (S)(S)4, 6 and 7 of the Stock Pledge Agreement, the undersigned hereby agreeing to cooperate fully and in good faith with the Agent and AmeriKing in carrying out such provisions.

                                  NATIONAL RESTAURANT ENTERPRISES
                                   HOLDINGS, INC.


                                       By: /s/ A. Richard Caputo, Jr.
                                           --------------------------
                                           Title: Vice President

                          ANNEX A TO PLEDGE AGREEMENT
                          ---------------------------

     None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.
-------


                                                                      Number
                                                      Number of         of             Number of           Par or
                      Record          Class of       Authorized       Issued          Outstanding        Liquidation
Issuer                 Owner           Shares          Shares         Shares            Shares              Value
------                 -----           ------          ------         ------            ------              -----
Holdings             AmeriKing         Class B        190,100        190,100           190,100              $0.01
                                       Common